U.S. SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.

                                  FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                July 17, 1998
               ------------------------------------------------
               Date of Report (date of earliest event reported)



                         DATALINK SYSTEMS CORPORATION
             ----------------------------------------------------
             Exact Name of Registrant as Specified in its Charter



         Nevada                    0-21069              35-3574355
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation               Number                  Number



         1735 Technology Drive, Suite 790, San Jose, CA  95110
        ----------------------------------------------------------
        Address of Principal Executive Offices, Including Zip Code



                           (408)  367-1700
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code

ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 17, 1998, Datalink Systems Corporation (the "Company") received notification from Pricewaterhouse Coopers LLP ("PC"), formerly Coopers & Lybrand L.L.P., independent accountants for the fiscal years ended March 31, 1996, 1997 and 1998 stating that PC had resigned as the Company's independent accountants. Except as described below, the reports of PC on the Company's financial statements for the fiscal years ended March 31, 1996, 1997 and 1998 did not contain an adverse opinion or disclaimer of an opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles or practices.

     The Company had a disagreement with PC regarding the application of EITF 88-18 to the treatment of revenues arising from the sale of certain technologies. The Company asked PC to explain the rationale for using EITF 88-18 including the ambiguity of the term "investor" required in the application of EITF 88-18. When PC could not do so, the Company questioned the applicability of EITF 88-18.

     The Company was asked by PC to provide an alternative GAAP treatment that PC would find acceptable. Although alternative treatments were suggested by the Company, none were found acceptable to PC and the Company acquiesced in favor of PC. All SEC filings have been made in accordance with PC's direction and approval.

     The Company had raised similar concerns in last year's (1997) Form 10-KSB regarding this matter, as documented in PC's correspondence to the Company's Board of Directors dated September 29, 1997, wherein PC says:
"Recognition of the Shalcor transaction in accordance with EITF 88-18 is required and though management disagreed with the accounting treatment it did record the transaction in accordance with EITF 88-18."

     The Company is not aware of any current "disagreement" or "reportable event", within the meaning of Item 304 of Regulation S-B, with PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Neither PC's resignation, nor the aforementioned EITF 88-18 disagreement requires any change to the Company's historical SEC filings. The Company is currently in discussions with a major accounting firm and expects to appoint a new accounting firm shortly. When the Company retains a successor accounting firm, the Company will file a Current Report on Form 8-K with respect thereto.

     In addition, the Company has provided a copy of this report to PC and has requested that PC provide the Company with a letter addressed to the Commission, as required by Item 304(a)(3) of Regulation S-B, so that the Company can file such letter with the Commission within ten business days after the filing of this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial  Statements:  None

     (b)   Pro Forma Financial Information:  None

     (c)   Exhibits:

           16     Letter of Pricewaterhouse Coopers LLP required by
                  Item 304(a)(3) of Regulation S-B*

-----------------------
*  To be filed by Amendment.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DATALINK SYSTEMS CORPORATION



Dated:  July 24, 1998               By /s/ Anthony N. LaPine

                                      Anthony N. LaPine, President